UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange
Act of 1934

Date of Report (Date of Earliest Event Reported):
January 30, 2009

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666
(Address of principal executive offices) (Zip Code)

(757) 766-1500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2009, Measurement Specialties, Inc. (the “Company”), pursuant to a share purchase agreement dated January 30, 2009 (the “Atexis Agreement”), among the Company’s subsidiary MEAS Europe and the stockholders of R.I.T. SAS (“RIT”) acquired all of the capital stock of RIT, including RIT’s operating subsidiaries, Atexis, a French SAS, ATEXIS GmbH, a German company, and Atexis Company Electron Limited Co (China), a Chinese company, for approximately €4.75 million in cash.  The sellers will receive up to an additional €2 million if certain performance thresholds are achieved. RIT is a leading designer/manufacturer of temperature sensors and probes. The Atexis Agreement contains customary representations, warranties and indemnification rights and obligations of the parties.

On January 30, 2009, the Company, pursuant to a share purchase agreement dated January 30, 2009 (the “FGP Agreement”), among the Company’s subsidiary MEAS Europe and the stockholders of FGP Instrumentation SAS (“FGP SAS”), GS Sensors SAS (“GS Sensors”) and ALS SAS (“ALS”) acquired all of the capital stock of GS and its operating subsidiaries FGP and ALS (collectively, “FGP”) for approximately €5.6 million in cash.  The sellers will receive up to an additional €1.4 million if certain performance thresholds are achieved. FGP is a leading designer/manufacturer of pressure, acceleration and force sensors for demanding applications.

Item 2.02. Results of Operations and Financial Condition.

On February 4, 2009, Measurement Specialties, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the three months and nine months ended December 31, 2008. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

99.1	Press release issued by Measurement Specialties, Inc., dated February 4, 2009.
99.2	Share purchase agreement dated January 30, 2009 by and among the Sellers and FGP Instruments SAS.
99.3	Share purchase agreement dated January 30, 2009 by and among the Sellers and RIT SAS and Atexis SAS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

/s/ Frank D. Guidone
Frank D. Guidone
President and Chief Executive Officer

Date: February 4, 2009